UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 27, 2026
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 Applied Materials, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-06920	94-1655526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3050 Bowers Avenue
P.O. Box 58039
Santa Clara, CA 95052-8039
(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 727-5555
N/A
(Former name or former address, if changed since last report.)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AMAT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2026, the Board of Directors (the “Board”) of Applied Materials, Inc. (“Applied” or the “Company”) elected Akash Palkhiwala to the Board and the Board’s Audit Committee, effective immediately.

Mr. Palkhiwala will receive the standard compensation payable to non-employee directors of the Board, consisting of (1) an annual retainer of $100,000 (prorated based on his service during the fiscal year), (2) an additional annual retainer of $25,000 for his service on the Audit Committee (prorated based on his service during the fiscal year) and (3) an automatic grant of a number of restricted stock units equal to $250,000, divided by the market value of Applied common stock on the date of his appointment, and prorated based on the period beginning on the date of Mr. Palkhiwala’s appointment and ending on the scheduled date of the Company’s 2027 Annual Meeting of Shareholders. The restricted stock units are scheduled to vest in full on March 1, 2027, subject to Mr. Palkhiwala’s continued service as a director through that date.

Mr. Palkhiwala will enter into the Company’s standard form of directors’ indemnification agreement with Applied, pursuant to which the Company agrees to indemnify its directors to the fullest extent permitted by applicable law and subject to certain conditions to advance expenses in connection with proceedings as described in the indemnification agreement.

There are no arrangements or understandings between Mr. Palkhiwala and any other persons pursuant to which he was elected as a director. Mr. Palkhiwala has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

Applied’s press release, dated August 27, 2026, announcing the election of Mr. Palkhiwala to the Board is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and shall not be deemed to be incorporated by reference in any filing of Applied under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly incorporated by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Applied Materials, Inc., dated August 27, 2026
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Materials, Inc. (Registrant)
Date:	August 27, 2026	By:	/s/ Teri A. Little
Teri A. Little
Senior Vice President, Chief Legal Officer and Corporate Secretary